Exhibit 99.13
(Text of graph posted to Ashland Inc.'s website concerning
 Valvoline lubricant sales gallons)

3 Month Rolling Average (millions)

	2003	2004	2005	2006	2007	2008
January	14.3	13.6	13.1	13.1	12.3	13.2
February	14.5	14.5	12.9	13.2	12.7
March	16.2	15.8	14.1	14.7	13.9
April	16.7	16.8	15.1	15.0	14.5
May	17.2	16.9	16.0	15.6	14.8
June	16.4	16.7	16.0	15.0	14.5
July	16.6	16.8	15.4	14.7	15.0
August	16.4	16.5	15.0	14.4	14.9
September	17.1	16.8	14.7	13.7	14.4
October	17.3	15.6	14.5	14.0	14.0
November	16.1	15.3	13.7	13.2	13.8
December	14.6	13.7	12.8	12.8	13.3